EXHIBIT 99.1


August 15, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

We have read In Veritas Medical Diagnostics Inc.'s statements made in accordance with Item 4.02 of Form 8-K, as part of the Company's Form 8-K and its Form 10-KSB/A to be filed with the SEC on August 15, 2005 and we are in agreement with the statements made by the registrant in said filings.





/s/ Cordovano & Honeck LLP
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Denver, Colorado